                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

        [ ]    Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

        [X]    Definitive Proxy Statement

        [ ]    Definitive Additional Materials

        [ ]    Soliciting Material Under Rule 14a-12


                                 INNERDYNE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

        (2)    Form, Schedule or Registration Statement No.:

        (3)    Filing Party:

        (4)    Date Filed:

                                 INNERDYNE, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 20, 2000

TO THE STOCKHOLDERS:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of InnerDyne, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 20, 2000 at 9:00 a.m., local time, at the Company's principal executive offices at 1244 Reamwood Avenue, Sunnyvale, California 94089 for the following purposes:

            1. To elect directors to serve for the ensuing year.

            2. To authorize an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares to an aggregate of 3,500,000 shares.

            3. To authorize an amendment to the Company's 1991 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares to an aggregate of 800,000 shares and as amended, the restatement of such plan as the 2000 Employee Stock Purchase Plan.

            4. To authorize an amendment to the Company's 1991 Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to an aggregate of 400,000 shares and as amended, the restatement of such plan as the 2000 Directors' Stock Option Plan.

            5. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

            6. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on May 8, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she returned a proxy.

            Stockholders of record may also vote on the Internet or by using a toll-free telephone number. Instructions for using these services can be found on the enclosed proxy card.

                                                   Very truly yours,
                                                   /s/  Alan Talkington
                                                   -----------------------------
                                                        Alan Talkington
                                                        Secretary


Sunnyvale, California
May 19, 2000

                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY COULD HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                                 INNERDYNE, INC.


                                 PROXY STATEMENT
                       INFORMATION CONCERNING SOLICITATION

GENERAL

            The enclosed proxy is solicited on behalf of the Board of Directors of InnerDyne, Inc. (the "Company" or "InnerDyne") for use at the Annual Meeting of Stockholders to be held Tuesday, June 20, 2000 at 9:00 a.m., local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 1244 Reamwood Avenue, Sunnyvale, California 94089. The Company's telephone number at its principal executive offices is (408) 745-6010.

            These proxy solicitation materials were mailed on or about May 19, 2000 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

            Stockholders of record of the Company's Common Stock at the close of business on May 8, 2000 are entitled to notice of, and to vote at, the Annual Meeting. At the May 8, 2000 record date, 22,844,143 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

            Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Company (Attention: Linda M. Finn, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

            Holders of shares of Common Stock are entitled to one vote per share on all matters. Shares of Common Stock may not be voted cumulatively.

            Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for each of the proposals being presented to stockholders at the meeting, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. The Inspector will treat abstentions on a matter submitted to the stockholders for a vote as shares that are present with respect to that matter and as negative votes for purposes of determining the approval of that matter. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

            Instead of submitting a proxy vote on the paper proxy card, stockholders of record can vote electronically through the Internet or by telephone. See the instructions for using these services on the enclosed proxy card.

            The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

            Proposals of stockholders intended to be included in the Company's proxy statement for the 2001 Annual Meeting of Stockholders must be received by Linda M. Finn, InnerDyne, Inc., 1244 Reamwood Avenue, Sunnyvale, CA 94089, no later than January 19, 2001. If the Company is not notified of a stockholder proposal by April 4, 2001, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

NOMINEES

            A board of five directors is to be elected at the meeting. Directors are elected from those nominated based on a plurality of votes cast. The nominees receiving the highest number of affirmative votes cast (up to five directors) are elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of whom are currently directors of the Company.

            The Company's Bylaws allow for a board of seven directors. The Company, however, has nominated only five persons for election in order to allow the Board of Directors to appoint additional qualified directors as circumstances warrant.

            In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is expected that all nominees will be able and willing to serve as directors. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until such director's successor has been elected and qualified or until such director resigns as a director of the Company. The names of the nominees, and certain information about them as of December 31, 1999, are set forth below:

NAME OF NOMINEE                       AGE                      PRINCIPAL OCCUPATION                   DIRECTOR SINCE
---------------                       ---                      --------------------                   --------------
William G. Mavity                      50      President and Chief Executive Officer of the Company        1993

Edward W. Benecke (1)                  56      President of Medical Contracts Associates, a                1995
                                               provider of consulting services to health care
                                               companies in the areas of marketing and distribution

Robert M. Curtis (2)(3)                53      President and Chief Executive Officer of MedTech            1993
                                               Ventures, a medical venture capital incubator

John A. Hinds (2)(1)                   63      Venture capital investor                                    1999

Steven N. Weiss (2)(3)                 53      General Partner of Medical Technology Partners, a           1987
                                               venture capital firm


(1)     Member of the Audit Committee.
(2)     Member of the Compensation Committee.
(3)     Member of the Stock Option Subcommittee of the Compensation Committee.

            Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There is no family relationship between any of the directors or executive officers of the Company.

            Mr. Mavity joined the Company as President, Chief Executive Officer and a director in October 1993, after having spent more than twenty years in various capacities with the 3M Company ("3M"), including more than ten years within a number of the operating units of 3M's health care business. From August 1992 until October 1993, Mr. Mavity served as Operations Director for 3M's Medical Device Division. From April 1989 until August 1992, Mr. Mavity served as General Manager of 3M's Sarns cardiovascular surgery business unit. Mr. Mavity holds a B.E.A. degree from the University of Delaware.

            Mr. Benecke has served as a director of the Company since 1995. Mr. Benecke is the President of Medical Contracts Associates, an organization that provides consulting services to health care companies in the areas of marketing and distribution. Prior to forming the above entity in 1994, Mr. Benecke spent 25 years within various units of Johnson & Johnson, one of the world's leading suppliers of health care products. From 1987 to 1993, he was Vice President of Corporate National Accounts and headed an organization responsible for implementing and managing Johnson & Johnson's multi-company agreements and overall business relationships with the major multi-hospital systems and alliances in the United States. Mr. Benecke holds a B.S. degree in business administration from Southeast Missouri State University.

            Mr. Curtis has served as a director of the Company since 1993 and has also served periodically as a consultant to the Company on an "as-needed" basis since that time. Mr. Curtis is President and Chief Executive Officer of MedTech Ventures, a medical venture capital incubator. From 1991 to 1996, he was Principal of Robert Curtis Associates, a business development and management consulting firm. From 1990 to 1991, Mr. Curtis served as President, Chief Executive Officer and Chairman of Urosystems, Inc., which was sold to Medtronic, Inc. From 1976 to 1990, he held a number of positions at Shiley, Inc., a manufacturer of medical devices, and its parent corporation, Pfizer, Inc., a diversified health care products company. He has served, at various times, as President, Chief Executive Officer and Chairman of the Board of Directors of Shiley, Inc. and as a Senior Vice President and a member of the Board of Directors of Pfizer Hospital Products Group, the medical device division of Pfizer, Inc. Mr. Curtis holds B.S. and M.S. degrees from the University of California, Berkeley. Mr. Curtis also serves as a director for several private medical companies.

            Mr. Hinds has served as a director of the Company since June 8, 1999. Mr. Hinds is currently active in venture capital investing and serves on several technology company board of directors. He retired as Executive Vice President of VeriFone in July 1996, where he was responsible for all field operations worldwide including marketing, sales, service, application software development and product support. He was a senior executive of AT&T for 10 years where he served as President, AT&T International from 1987 through 1992. He was also an executive of General Electric for 13 years. Mr. Hinds was President of the Switzerland-based International Organization for Standardization (ISO) for the 1992-1994 term. He holds a B.A. degree in Pre-Engineering from Pomona College and an M.S. degree in Mechanical Engineering from the University of Santa Clara.

            Mr. Weiss has served as a director of the Company since 1987. Mr. Weiss has been a general partner of Medical Technology Partners, a venture capital firm, since 1997. From 1985 to 1999 he was a general partner of Montgomery Medical Ventures II, LP, a venture capital firm. Mr. Weiss has held a number of senior management positions in the medical device industry and holds B.S. and M.S. degrees from City College of New York and an M.B.A. from Fordham University. Mr. Weiss also serves as a director of a number of privately held companies.

BOARD MEETINGS AND COMMITTEES

            The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 1999. The Board of Directors has an Audit Committee and a Compensation Committee. The Compensation Committee has a Stock Option Subcommittee. There is no committee performing the functions of a nominating committee.

            The Audit Committee of the Board of Directors reviews the results and scope of the audit and other services provided by the Company's independent auditors, approves fee arrangements with auditors and reports the results of its review to the full Board of Directors and to management. This Committee, which consisted during 1999 of directors Benecke and Eugene J. Fischer, who is not standing for re-election at the Annual Meeting, held one meeting during fiscal 1999.

            The Compensation Committee of the Board of Directors and its Stock Option Subcommittee, where appropriate, administer the Company's incentive compensation and benefit plans (including stock plans) for individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in conjunction with the Board of Directors, establish salaries, incentives and other forms of compensation for directors, officers and other employees. The Compensation Committee during 1999 consisted of directors Curtis, Weiss and, until his term ended on May 27, 1999, former director Guy P. Nohra. Director Hinds joined the Compensation Committee as of June 8, 1999. The Committee held two meetings during fiscal 1999. The Stock Option Subcommittee, which consists of directors Curtis and Weiss, held one meeting during fiscal 1999.

            No incumbent director attended fewer than 75 percent of the aggregate number of meetings of the Board of Directors and of the committees, if any, upon which such director served during fiscal 1999.

COMPENSATION OF DIRECTORS

            Directors of the Company are reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees. In addition, non-employee members of the Board of Directors receive a yearly fee of $10,000 (distributed quarterly and pro rated in the event that the director serves for only part of the quarter). In addition, effective November 30, 1999, non-employee members of the Board of Directors have received the following fees for attendance at Board of Directors and committee meetings: $1,000 per meeting of the Board of Directors attended; $1,000 per meeting of a committee of the Board of Directors attended if not held in conjunction with regularly scheduled Board of Directors meeting; $500 per telephone meeting of the Board of Directors attended; and $500 per telephone meeting of a committee of the Board of Directors attended if not held in conjunction with a telephone meeting of the full Board of Directors. During 1999, the Board of Directors fee for Mr. Nohra was paid directly to Burr, Egan, Deleage & Co. The Board of Directors fee for Mr. Weiss has been paid directly to Montgomery Medical Ventures II, LP. and the Board of Directors fee for Mr. Fischer has been paid directly to Pathfinder Ventures, Inc. An entity affiliated with Mr. Benecke provided $13,333 in consulting services to the Company in 1999. See "Certain Relationships and Related Transactions." Mr. Curtis had a consulting agreement with the Company which was inactive during 1996, 1997, 1998 and 1999 and has remained so to date in 2000. The Company did not pay any consulting fees to Mr. Curtis in 1999. See "Certain Relationships and Related Transactions."


            Each non-employee director participates in the Company's 1991 Directors' Stock Option Plan, pursuant to which non-employee directors are automatically granted options to purchase shares of Common Stock of the Company on the terms and conditions set forth in such plan. During the fiscal year ended December 31, 1999, options to purchase 10,000 shares of Common Stock were granted under the Company's 1991 Directors' Stock Option Plan to each of Messrs. Benecke, Curtis, Fischer and Weiss at an exercise price of $1.84375 per share and to Mr. Hinds at an exercise price of $1.875 per share.

            Medical Contracts Associates ("MCA"), an entity of which Mr. Benecke is President, has been retained by the Company to assist in the procurement and servicing of contracts with group purchasing organizations. Under this arrangement, the Company pays MCA $10,000 per contract (as may be adjusted under certain circumstances) for certain contracts entered into with the assistance of MCA. Under this arrangement, the Company paid MCA $13,333 in 1999. As of December 31, 1999, the Company owed no money to MCA. See "Certain Relationships and Related Transactions."

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

            Mr. Weiss has consented, without admitting or denying any wrongdoing, to the entry of an administrative cease and desist order issued by the Securities and Exchange Commission on July 1, 1997 in connection with allegations that he did not timely file certain reports required as a result of his indirect beneficial ownership in Montgomery Medical Ventures II, LP, a California Limited Partnership ("MMV") under Section 16 of the Exchange Act. Mr. Weiss is a general partner of MMV. Mr. Weiss has informed the Company that he believes that the alleged untimely filings were inadvertent and resulted neither in any economic harm to any person nor economic gain to Mr. Weiss or MMV.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2:
                     AMENDMENT OF THE 1996 STOCK OPTION PLAN

            At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the Company's 1996 Stock Option Plan (the "1996 Option Plan") that would increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares to an aggregate of 3,500,000 shares.

GENERAL

            The 1996 Option Plan was adopted by the Board of Directors in March 1996 and was approved by the Company's stockholders in May 1996. Originally, a total of 1,000,000 shares of Common Stock were reserved for issuance under the 1996 Option Plan. In May 1998, the Company's stockholders approved an amendment to the 1996 Option Plan increasing the number of shares reserved for issuance thereunder by 1,000,000 shares to an aggregate of 2,000,000 shares. On March 22, 2000, the Board of Directors further amended the 1996 Option Plan, subject to stockholder approval, to increase the number of shares reserved for issuance thereunder by 1,500,000 shares of Common Stock to an aggregate of 3,500,000 shares. As of December 31, 1999, approximately 177,200 shares remained available for issuance pursuant to the 1996 Option Plan (not including the additional 1,500,000 shares reserved by the Board of Directors, for which stockholder approval is being requested). Accordingly, stockholders are being asked to approve an amendment to the 1996 Option Plan at the Annual Meeting.

            Options granted under the 1996 Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The 1996 Option Plan is not a qualified retirement plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. Shares not purchased under an option prior to its expiration are made available for future option grants under the 1996 Option Plan.

            The actual benefits, if any, to the holders of stock options issued under the 1996 Option Plan are not determinable as all grants to be made under the 1996 Option Plan are discretionary and, prior to exercise, the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option. During the year ended December 31, 1999, (i) options to purchase 220,000 shares of Common Stock were issued pursuant to the 1996 Option Plan to the executive officers as a group (four persons); (ii) no options to purchase shares of Common Stock were issued pursuant to the 1996 Option Plan to the current directors who are not executive officers, as a group (five persons), and (iii) options to purchase 421,900 shares of Common Stock were issued pursuant to the 1996 Option Plan to all other employees and consultants, including current officers who are not executive officers, as a group (62 persons). As of December 31, 1999, the price of the Company's Common Stock was $3.50 per share.

PURPOSE

            The purposes of the 1996 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

            The 1996 Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors (the "Administrator"). At the present time, the 1996 Option Plan is being administered by the Board of Directors and the Stock Option Subcommittee of the Compensation Committee of the Board of Directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1996 Option Plan. All questions of interpretation of the 1996 Option Plan are determined by the Administrator and its decisions are final and binding upon all participants.

ELIGIBILITY

            The 1996 Option Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors who are also employees) of the Company or any subsidiary. In addition, the 1996 Option Plan provides that nonstatutory stock options may be granted to consultants of the Company or any of its subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. As of December 31, 1999, 127 employees were eligible to receive grants pursuant to the 1996 Option Plan. The 1996 Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 800,000, subject to adjustment as provided in the 1996 Option Plan.

TERMS OF OPTIONS

            Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

            (a) Exercise of the Option. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator and specified in the option agreement. Such form of consideration may vary for each option and may include cash, check, shares of the Company's Common Stock having a fair market value on the date of exercise equal to the exercise price (subject to certain limitations) or assignment of the proceeds of some or all of the shares being acquired upon exercise of the option.

            (b) Exercise Price. The exercise price of all incentive stock options granted under the 1996 Option Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant (110% of fair market value with respect to incentive stock options granted to an employee who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary). The exercise price of all nonstatutory stock options granted under the 1996 Option Plan must be at least equal to the fair market value of the Common Stock on the date of grant for grants made to certain of the Company's executive officers and at least 85% of the fair market value of the Common Stock on the date of grant for all other persons. The fair market value per share is equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the last trading day before the date of grant.

            (c) Termination of Employment. If the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1996 Option Plan may be exercised not later than 30 days (or such other period of time not exceeding the date of expiration of the term of such option as set forth in the written option agreement) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

            (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within six months of termination (or such other period of time not exceeding the date of expiration of the term of such option as set forth in the written option agreement) and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised after the expiration of its term.

            (e) Death. Under the 1996 Option Plan, if an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time, not exceeding the date of expiration of the term of such option as set forth in the written option agreement) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option had the optionee continued living and remained employed or retained by the Company for three months after the date of death, but in no event may the option be exercised after its termination date.

            If an optionee should die within 30 days (or such other period of time not exceeding the date of expiration of the term of such option as set forth in the written option agreement) after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within six months after the date of death (or such other period of time, not exceeding the date of expiration of the term of such option as set forth in the written option agreement) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

            (f) Termination of Options. The 1996 Option Plan provides that options granted have the term provided in the option agreement. In general, these agreements provide for a term of between five and ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

            (g) Option Not Transferable. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

            (h) Acceleration of Options. In the event of certain changes in control of the Company, the 1996 Option Plan requires that each outstanding option be assumed or an equivalent option substituted by the successor corporation; provided, however, that the Administrator may, in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option as to all or a portion of the stock subject thereto, including shares which would not otherwise be exercisable, in which case each option will be exercisable for 15 days from the date of notice of such determination, after which period the option would terminate if unexercised.

            (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Option Plan as may be determined by the Administrator.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

            In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1996 Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator. The Administrator may declare that any option shall terminate as of a date fixed by the Administrator and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

            The Board of Directors may amend the 1996 Option Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the 1996 Option Plan that increases the number of shares subject to the 1996 Option Plan, changes the designation of the class of persons eligible to be granted options, changes the limitation on grants to employees or results in a change which would require stockholder approval to qualify options granted under the 1996 Option Plan as performance-based compensation under Section 162(m) of the Code, or results in any revision or amendment requiring stockholder approval in order to preserve the qualification of the 1996 Option Plan under Rule 16b-3. No action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1996 Option Plan without the optionee's consent. The 1996 Option Plan terminates in March 2006 (unless terminated at an earlier date by the Board of Directors), provided that any options then outstanding under the 1996 Option Plan will remain outstanding until they expire by their terms.

FEDERAL INCOME TAX ASPECTS OF THE 1996 OPTION PLAN

            The following is a brief summary of the United States federal income tax consequences of transactions under the 1996 Option Plan based on federal income tax laws in effect as of the date of this proxy statement (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise, under the 1996 Option Plan.

            Options granted under the 1996 Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

            If an option granted under the 1996 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no regular tax liability upon its exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax.

Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current maximum federal long-term capital gains rate is 20% if the shares are held for more than one year before disposition. Capital losses are allowed in full against capital gains plus $3,000 of other income.

            All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from the date of exercise.

ALTERNATIVE MINIMUM TAX

            As noted above, the exercise of an incentive stock option may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated for federal tax purposes by applying a tax rate of 26% to alternative minimum taxable income up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above $175,000. Alternative minimum taxable income for federal tax purposes is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 for married individuals filing separately (with the exemption amounts phased out for upper-income taxpayers). AMT will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

            In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to a nonstatutory stock option, as described above. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Because the AMT rules are complex and their effects depend upon the personal circumstances of each taxpayer, an optionee should consult his or her own tax advisor prior to exercising an incentive stock option.

            If an optionee pays AMT, the amount of such AMT may be carried forward as a credit against any subsequent year's regular tax in excess of the AMT.

PAYMENTS IN RESPECT TO A CHANGE OF CONTROL

            The 1996 Option Plan authorizes the Administrator to accelerate the vesting of options in the event of the Company's merger with another corporation or sale of all or substantially all of its assets. Such acceleration or payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the participant's employer.

REQUIRED VOTE

            The approval of the amendment to the 1996 Option Plan that would increase the number of shares reserved for issuance thereunder by 1,500,000 shares of Common Stock to an aggregate of 3,500,000 shares requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,500,000 SHARES TO AN AGGREGATE OF 3,500,000 SHARES.

                                 PROPOSAL NO. 3:
                      AMENDMENT AND RESTATEMENT OF THE 1991
                          EMPLOYEE STOCK PURCHASE PLAN

            At the Annual Meeting, the Company's stockholders are being asked to approve (a) an amendment to the 1991 Employee Stock Purchase Plan (the "Purchase Plan") that would increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares to an aggregate of 800,000 shares and (b) as amended, the restatement of such plan as the 2000 Employee Stock Purchase Plan.

GENERAL

            The Purchase Plan was adopted by the Board of Directors in October 1991 and was approved by the Company's stockholders in January 1992. Originally, 100,000 shares of Common Stock were reserved for issuance under the Purchase Plan. In May 1995, the Company's stockholders approved an amendment to the Purchase Plan increasing the number of shares reserved for issuance thereunder by 200,000 shares to an aggregate of 300,000 shares. In May 1998, the Company's stockholders approved another amendment to the Purchase Plan increasing the number of shares reserved for issuance thereunder by 250,000 shares to an aggregate of 550,000 shares. On March 22, 2000, the Board of Directors further amended and restated the Purchase Plan, subject to stockholder approval, to (a) increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares to an aggregate of 800,000 shares and (b) as amended, restate the plan as the 2000 Employee Stock Purchase Plan.

            The Purchase Plan is implemented with consecutive six-month offering periods beginning on the first day on which the Nasdaq National Market and national stock exchanges are open for trading in May and November of each year. The Board of Directors may change the duration of offering periods by announcement at least 15 days prior to the start of the first offering period to be affected.

            As of December 31, 1999, 284,338 shares of Common Stock had been purchased pursuant to the Purchase Plan and 265,662 shares remained available for purchase (not including the additional 250,000 shares reserved by the Board of Directors, for which stockholder approval is being requested). The Company believes that the increase in shares reserved for issuance under the Purchase Plan is necessary due to increasing subscription levels under the Purchase Plan by the Company's employees.

            During the year ended December 31, 1999, (i) 22,363 shares of Common Stock were purchased pursuant to the Purchase Plan by the executive officers as a group (four persons); (ii) no shares of Common Stock were purchased pursuant to the Purchase Plan by the current directors who are not executive officers, as a group (five persons), and (iii) 102,825 shares of Common Stock were purchased pursuant to the Purchase Plan by all employees, including current officers who are not executive officers, as a group (57 persons).

            The Board of Directors believes that in order to attract and retain highly qualified employees and to provide such employees with adequate incentive through their proprietary interest in the Company, it is necessary to amend the Purchase Plan to reserve the additional 250,000 shares of Common Stock for issuance thereunder.

PURPOSE

            The purposes of the Purchase Plan are to provide employees of the Company and its participating subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions, to attract and retain qualified personnel, to provide additional incentive to the employees of the Company and to promote the success of the Company's business.

ADMINISTRATION

            The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board. At the present time, the Purchase Plan is being administered by the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants.

ELIGIBILITY AND PARTICIPATION

            Employees who are employed for at least 20 hours per week and five months per calendar year with the Company (including subsidiaries of the Company approved by the Board of Directors) are eligible to participate in the Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as set forth in the Purchase Plan. As of December 31, 1999, a total of approximately 127 employees were eligible for participation in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the payroll office of the Company a subscription agreement authorizing payroll deductions at least five business days prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board of Directors.

TERMS

            (a) Grant and Exercise of Option. At the beginning of an offering period, each participant is granted an option to purchase that number of shares equal to up to ten percent of the participant's aggregate compensation which the participant receives on each pay day during the offering period divided by the lower of 85% of the fair market value of a share of the Company's Common Stock
(i) at the beginning of the offering period or (ii) at the end of the offering period, subject to the limitations set forth below. In no event may an employee be granted an option under the Purchase Plan (i) if, immediately after the grant, such employee would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock for each calendar year in which such option is outstanding at any time. The Company may make a pro rata reduction in the number of shares subject to options if the total number of shares that would otherwise be subject to options granted at the beginning of an offering period exceeds the number of remaining available shares under the Purchase Plan. Unless an employee withdraws his or her participation in the Purchase Plan by giving written notice to the Company of his or her election to withdraw all accumulated payroll deductions prior to the end of an offering period, the employee's option for the purchase of shares will be exercised automatically at the end of the offering period, and the maximum number of full shares subject to the option which are purchasable with the accumulated payroll deductions in his or her account will be purchased at the applicable purchase price determined as provided below.

            (b) Purchase Price. The purchase price per share at which shares are sold to participating employees under the Purchase Plan is the lower of (i) 85% of the fair market value per share of the Common Stock at the time the option is granted at the commencement of the offering period, and (ii) 85% of the fair market value per share of the Common Stock at the time the option is exercised on the last day of the offering period. The fair market value of the Common Stock on a given date shall be the closing price of the Common Stock for such date, as reported on the Nasdaq National Market.

            (c) Payroll Deductions. The purchase price of the shares to be acquired under the Purchase Plan is accumulated by payroll deductions over the six-month offering period. The deductions may not be more than ten percent of a participant's aggregate compensation during the offering period. A participant may discontinue or may decrease his or her participation in the Purchase Plan or may increase or decrease his or her rate of payroll deductions at any time during the offering period. The Board of Directors is authorized to limit the number of participation rate changes during any offering period; provided, however, that a participant's payroll deduction may be decreased to 0% at any time during any offering period that is scheduled to end during a calendar year if the aggregate of all payroll deductions that were previously used to purchase stock under the Purchase Plan in a prior offering period which ended during that calendar year plus all payroll deductions accumulated with respect to the current offering period equal $21,250 (85% of $25,000, which is the maximum amount of stock that can be purchased under the plan in any calendar year). Payroll deductions for a participant shall commence on the first payroll following ten business days after the Company's receipt of the new subscription agreement and shall continue until his or her participation is terminated as provided in the Purchase Plan. No interest accrues on the payroll deductions of a participant in the Purchase Plan.

            (d) Termination of Employment. In the event an employee fails to remain an employee of the Company for at least 20 hours per week during the applicable offering period (and more than 5 months per calendar year) for any reason, including retirement or death, the participant will be deemed to have withdrawn from the Purchase Plan and the participant's option will be terminated. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to him or her or, in the case of death, to the person or persons entitled thereto, as provided in the Purchase Plan.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

            In the event any change is made in the Company's capitalization during an offering period, such as a stock split or stock dividend, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the Purchase Plan; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected "without receipt of consideration."

AMENDMENT AND TERMINATION

            The Board of Directors may at any time amend or terminate the Purchase Plan, but no amendment or termination shall be made that would impair the rights of any participant under any grant theretofore made, without his or her consent; provided, however, that an offering period may be terminated if the Board of Directors determines that the termination of the Purchase Plan is in the best interest of the Company. In addition, the Company shall obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act and/or
Section 423 of the Code (or any other applicable law or regulation). Prior to its amendment and restatement, the Purchase Plan was scheduled to terminate in October 2001. As amended and restated, the Purchase Plan will terminate in March 2010.

            The Board of Directors or its committee may at any time, without stockholder consent and without regard to whether any participant rights may be adversely affected, establish limitations or procedures as the Board of Directors or its committee determines advisable; provided, however, that such limitations or procedures are consistent with the Purchase Plan.

FEDERAL INCOME TAX ASPECTS OF THE PURCHASE PLAN

            The following is a brief summary of the United States federal income tax consequences of transactions under the Purchase Plan based on federal income tax laws in effect as of the date of this proxy statement (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all participants to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercises, under the Purchase Plan.

            The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon how long the participant has held the shares. If the shares have been held by the participant for more than two years after the date of option grant and one year after the date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain, taxed at a maximum rate of 20% if the shares are held for more than one year after the date of purchase. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the exercise date over the option price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on whether or not the shares are disposed of more than one year after the date of purchase. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding periods described above.

REQUIRED VOTE

            The approval of the amendment and restatement of the Purchase Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF (A) THE AMENDMENT OF THE 1991 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 250,000 SHARES TO AN AGGREGATE OF 800,000 SHARES AND (B) AS AMENDED, THE RESTATEMENT OF SUCH PLAN AS THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 4:
                      AMENDMENT AND RESTATEMENT OF THE 1991
                          DIRECTORS' STOCK OPTION PLAN

            At the Annual Meeting, the Company's stockholders are being asked to approve (a) an amendment to the 1991 Directors' Stock Option Plan (the "Directors' Plan") that would increase the shares of Common Stock reserved for issuance thereunder by 100,000 shares to an aggregate of 400,000 shares and (b) as amended, the restatement of such plan as the 2000 Directors' Stock Option Plan.

GENERAL

            The Directors' Plan was adopted by the Board of Directors in October 1991 and approved by the stockholders in January 1992. Originally, 100,000 shares of Common Stock were reserved for issuance under the Directors' Plan. In May 1995, the Company's stockholders approved an amendment to the Directors' Plan increasing the number of shares reserved for issuance thereunder by 200,000 shares to an aggregate of 300,000 shares and eliminating the initial grants and increasing the annual grants thereunder. On March 22, 2000, the Board of Directors further amended and restated the Directors' Plan, subject to stockholder approval, to (a) increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to an aggregate of 400,000 shares and (b) as amended, restate the plan as the 2000 Directors' Stock Option Plan. As of December 31, 1999, approximately 102,000 shares remained available for issuance pursuant to the Directors' Plan (not including the additional 100,000 shares reserved by the Board of Directors, for which stockholder approval is being requested).

PURPOSE

            The purposes of the Directors' Plan are to attract and retain the best available individuals for service as directors of the Company, to provide additional incentive to the non-employee directors of the Company ("Outside Directors") to serve as directors and to encourage their continued service on the Board.

ADMINISTRATION

            The Directors' Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. No discretion concerning decisions regarding the Directors' Plan shall be afforded to any person who is not a "disinterested" person under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The interpretation and construction of any provisions of the Directors' Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Plan.

ELIGIBILITY

            The Directors' Plan provides that each Outside Director serving as such on the date of each Annual Meeting of Stockholders will receive an Annual Option to purchase 10,000 shares of the Company's Common Stock. If an Outside Director is appointed to the Board to fill a vacancy after the date of the Annual Meeting of Stockholders (the "Prior Meeting"), that director will receive an option to purchase the number of shares of the Company's Common Stock determined by multiplying 10,000 times a fraction, the numerator of which is the difference between the number twelve and the number of full months since the Prior Meeting and the denominator of which is twelve.

            Except for automatic option grants under the Directors' Plan, non-employee directors will not be eligible to receive any additional option grants or stock issuances under the Directors' Plan. The Directors' Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one non-employee director, but does provide for the number of shares which may be included in any grant and the method of making a grant.

TERMS OF OPTIONS

            Options granted under the Directors' Plan have a term of five years. Each option is evidenced by an option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

            (a) Rule 16b-3. Options granted to directors must comply with the applicable provisions of Rule 16b-3, or any successor thereto, and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Directors' Plan transactions.

            (b) Exercise of the Option. Under the Directors' Plan, the Annual Options granted on the date of each Annual Meeting of stockholders become exercisable in whole on the first anniversary of the date of grant. Annual Options granted after the date of such meeting (the "Prior Meeting") to a director appointed to fill a vacancy become exercisable in whole on the later of one year from the date of the Prior Meeting or six months from the date of grant. An option is exercised by giving written notice of exercise to the Company in accordance with the terms of the option and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option is determined by the Board and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) an exchange of shares of the Company's Common Stock held for at least six months, (v) authorization for the Company to retain from the exercised option that number of shares having a fair market value on the date of exercise equal to the total exercise price, (vi) delivery of a properly executed exercise notice together with such documentation necessary to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vii) delivery of an irrevocable subscription agreement which obligates the optionee to take and pay for the shares not more than twelve months later, (viii) a combination of the foregoing methods or (ix) such other consideration and method of payment permitted by applicable law.

            (c) Exercise Price. The per share exercise price of options under the Directors' Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. The fair market value is determined based upon the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date the option is granted.

            (d) Termination of Status as a Director. The Directors' Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within seven months after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination.

            (e) Death. In the event of the death of an optionee who is at the time of his or her death a director of the Company and who has served as a director of the Company since the date of grant of the option, the option may be exercised by the optionee's estate or beneficiary at any time within seven months after death, but only to the extent that the option would have been exercisable had the optionee continued living and serving as a director for six months after the date of death. In the event of the death of an optionee within thirty days after termination of his or her status as a director of the Company, the option may be exercised by the optionee's estate or beneficiary at any time within seven months after the date of death, but only to the extent that the option would have been exercisable at the time of death.

            (f) Disability. If an optionee's service as a director of the Company is terminated as a result of his or her total and permanent disability, the option may be exercised at any time within seven months after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

            (g) Non-transferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

            (h) Acceleration of Options. In the event of the dissolution of liquidation of the Company, the sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation in which the Company is not the surviving corporation or a transaction or series of related transactions in which 100% of the voting stock of the Company is transferred, the option will accelerate and become exercisable as to all shares subject to such option, including shares as to which the option would not otherwise be exercisable, at least ten days prior to (and shall expire on) the consummation of such transaction on such conditions as the Board shall determine, unless the successor corporation assumes the outstanding options or substitutes substantially equivalent options.

            (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

            In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option.

AMENDMENT AND TERMINATION

            The Board of Directors may amend the Directors' Plan at any time or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any prior grant without his or her consent. In addition, the Company shall obtain stockholder approval of any amendment to the Directors' Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act, the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), or any other applicable law or regulation. Prior to its amendment and restatement, the Directors' Plan was scheduled to terminate in October 2001. As amended and restated, the Directors' Plan will terminate in March 2010.

TAX INFORMATION

            The following is a brief summary of the United States federal income tax consequences of transactions under the Directors' Plan based on federal income tax laws in effect as of the date of this proxy statement (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise, under the Directors' Plan.

            Options granted under the Directors' Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). Capital gain is fully included in gross income. Capital losses are allowed in full against capital gains plus $3,000 of other income. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

PARTICIPATION

            Employees and employee directors are ineligible to participate in the Directors' Plan. The following table sets forth information for the fiscal year ended December 31, 1999 as to (i) the number of shares of the Company's Common Stock subject to options granted under the Directors' Plan during such fiscal year, (ii) the exercise price per share of such options, and (iii) the expiration date of such options.

                                             SHARES SUBJECT TO     EXERCISE PRICE
OPTIONEE                                          OPTION              PER SHARE       EXPIRATION DATE
------------------------------------------   -----------------     --------------     ---------------
Robert M. Curtis                                    10,000              $1.84375          5/27/04
Eugene J. Fischer                                   10,000               1.84375          5/27/04
Edward Benecke                                      10,000               1.84375          5/27/04
John A. Hinds                                       10,000               1.875             6/8/04
Steven N. Weiss                                     10,000               1.84375          5/27/04
All Non-employee Directors as a Group               50,000
(5 individuals)


            As of December 31, 1999, the fair market value of shares subject to outstanding options under the Directors' Plan was $3.50, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

REQUIRED VOTE

            The approval of the amendment to the Directors' Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF (A) THE AMENDMENT OF THE 1991 DIRECTORS' OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES TO AN AGGREGATE OF 400,000 SHARES AND (B) AS AMENDED, THE RESTATEMENT OF SUCH PLAN AS THE 2000 DIRECTORS' STOCK OPTION PLAN.

                                 PROPOSAL NO. 5:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            The Board of Directors has appointed KPMG LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

            KPMG LLP has audited the Company's financial statements annually since its inception. Representatives of KPMG LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

                             COMMON STOCK OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 2000 as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors and nominees, (iii) each of the executive officers and former executive officers named in the Summary Compensation Table beginning on page 28, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address of each of the named individuals is c/o InnerDyne, Inc., 1244 Reamwood Avenue, Sunnyvale, CA 94089.

                                                                                   Shares Beneficially Owned
                                                                                              (1)
               Name and Address of Beneficial Owner                 Number              Percent of Total
               ------------------------------------                ---------       -------------------------
Perkins Capital Management, Inc. (2)                               1,270,500                  5.61%
         730 East Lake Street
         Wayzata, MN 55391-1769
Trimark Financial Corporation (3)                                  1,532,216                  6.77%
         One First Canadian Place, Suite 5600
         P.O. Box 487
         Toronto, Ontario
         Canada  M5X 1E5
Pathfinder Venture Capital Fund III, LP                              370,289                  1.64%
         3000 Sand Hill Road
         Building 3, Suite 255
         Menlo Park, CA 94025
Edward W. Benecke (4)                                                 44,000                   .19%
Robert M. Curtis (5)                                                  70,000                   .31%
Eugene J. Fischer (6)                                                437,522                  1.93%
Daniel J. Genter (7)                                                 283,690                  1.25%
John A. Hinds                                                          5,000                  0.02%
William G. Mavity (8)                                                851,802                  3.76%
Michael J. Orth (9)                                                        0                   .00%
Robert A. Stern (10)                                                 193,991                   .86%
Steven N. Weiss (11)                                                  31,104                   .14%
All directors and executive officers as a group                    1,723,118                  7.60%
(7 persons) (12)


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The Percent of Total is calculated based on 22,628,286 shares outstanding as of March 31, 2000.

(2) Consists of 564,600 shares with sole voting power and 1,270,500 shares with sole dispositive power.

(3) Includes 1,532,216 shares held by certain Trimark mutual funds for which Trimark Investment Management Inc. ("TIMI") acts as an investment adviser and manager. Trimark Financial Corporation owns 100% of the voting equity securities of TIMI.

(4) Includes 44,000 shares subject to options exercisable within 60 days of March 31, 2000.

(5) Includes 70,000 shares subject to options exercisable within 60 days of March 31, 2000.

(6) Includes 370,289 shares held by Pathfinder Venture Capital Fund III, LP, of which Mr. Fischer is a general partner. Mr. Fischer may be deemed to be a beneficial owner of such shares because of his position as a general partner of such partnership. Mr. Fischer disclaims beneficial ownership of such shares except to the extent of his proportionate partnership interest therein. Includes 27,233 shares held by Mr. Fischer individually and 40,000 shares subject to options exercisable within 60 days of March 31, 2000. Mr. Fischer is not standing for re-election at the Annual Meeting.

(7) Includes 248,609 shares subject to options exercisable within 60 days of March 31, 2000.

(8) Includes 793,775 shares subject to options exercisable within 60 days of March 31, 2000.

(9)     Mr. Orth resigned from the Company in January 2000.

(10) Includes 188,991 shares subject to options exercisable within 60 days of March 31, 2000. Mr. Stern resigned from the Company effective March 28, 2000.

(11) Includes 20,000 shares subject to options exercisable within 60 days of March 31, 2000.

(12) Includes 1,244,384 shares subject to options exercisable within 60 days of March 31, 2000 held by all executive officers and directors of the Company.


            Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report and the performance graph on page 26, shall not be incorporated by reference into any such filings.

                      REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION POLICIES

            The compensation of the Chief Executive Officer and the management employees who report to the Chief Executive Officer is established and periodically reviewed by the Board of Directors. The Board of Directors establishes executive compensation to be competitive with that of comparable companies in order to help motivate and retain the talent, leadership skills and experience needed to help successfully guide the Company, and to provide a strong incentive for key personnel to achieve the Company's financial, product development and sales and marketing objectives.

            The Company's salary levels are determined by comparisons with companies with similar characteristics in the medical device industry. Salary increases are determined based on the individual performance of the executive, the performance of the Company, any change in the responsibilities of the executive and comparisons to industry compensation data. Compensation consists of base salary, bonus and stock options

            Bonuses for the Chief Executive Officer are determined each year by the Compensation Committee. Bonuses for other executive employees are based on recommendations made by the Chief Executive Officer to the Compensation Committee. All bonus considerations are based on individual performance, Company performance and, if applicable, changes in responsibility.

            The Company uses stock options as an important part of the compensation of its executive employees. The Company has used stock options to keep salaries and bonuses at relatively modest levels. All employee stock options are granted pursuant to one of the Company's stock option plans. The Company makes stock option grants periodically at no less than 100% of the market price of the Company's Common Stock on the day prior to the date of the grant.

            The Company has entered into "change of control" and severance arrangements with William G. Mavity and Daniel J. Genter. Prior to his resignation in March 2000, Robert A. Stern and the Company were subject to "change of control" and severance arrangements. Prior to his resignation in January 2000, Michael J. Orth and the Company were subject to a "change of control" arrangement. See "Compensation of Executive Officers - Employment Agreements."

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

            The compensation of William G. Mavity, President and Chief Executive Officer, consists of base salary, an annual bonus, stock options and an auto allowance.

            The Compensation Committee of the Board of Directors is responsible for reviewing Mr. Mavity's compensation by examining his performance in comparison with the achievement of the Company's financial, business and other goals, and giving consideration to his length of service and to competitive chief executive officer compensation information.

            Mr. Mavity has served as the Company's President and Chief Executive Officer since October 1993. Mr. Mavity's base salary from January 1, 1999 through October 5, 1999 was $294,000 per year. Effective October 6, 1999, Mr. Mavity's base salary was increased to $310,000 per year. The Compensation Committee believes that this increase was appropriate in light of Mr. Mavity's personal performance, the performance of the Company and comparable base salary information for similarly situated chief executive officers.

            For 1999, Mr. Mavity was eligible to receive a cash bonus of up to 25% of his base salary, with the specific bonus amount being determined by measurement against performance milestones established by the Compensation Committee. Based on Mr. Mavity's personal performance in 1999 and measurement against milestones, in January, 2000, the Compensation Committee awarded Mr. Mavity a bonus of $63,325.

            Mr. Mavity's compensation is also structured to provide a long-term focus on the Company's operating performance through the grant of stock options. In September 1999, Mr. Mavity was granted an option to purchase 150,000 shares of Common Stock at an exercise price of $2.875 per share, with vesting over a four-year period. As of December 31, 1999, Mr. Mavity held outstanding options to purchase up to an aggregate of 985,416 shares of the Company's Common Stock.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

            The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be well below $1 million, and the Compensation Committee believes that options granted under the Company's 1996 Stock Option Plan will meet the requirements for qualifying as performance-based compensation, the Compensation Committee believes that this section will not affect the tax deductions available to the Company. It will be the Compensation Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.


                                                     COMPENSATION COMMITTEE



                                                     Robert M. Curtis
                                                     John A. Hinds
                                                     Steven N. Weiss

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

            See "Proposal No. 1: Election of Directors - Compensation of Directors" for a discussion of certain information with respect to directors serving on the Compensation Committee.

            The members of the Compensation Committee of the Board of Directors during 1999 were Robert M. Curtis, Steven N. Weiss and, until his term ended on May 27, 1999, former director Guy P. Nohra. John A. Hinds joined the Compensation Committee as of June 8, 1999. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                                PERFORMANCE GRAPH

            The following graph summarizes cumulative total stockholder return data (assuming reinvestment of dividends) for the five-year period beginning December 31, 1994. The graph assumes that $100 was invested on December 31, 1994 (after the market close): (i) in the Common Stock of InnerDyne, (ii) in the MG Medical Instruments/Supplies Index (provided by Media General Financial Services, Inc.), and (iii) in the Nasdaq Market Index (also provided by Media General Financial Services, Inc.). The stock price performance on the following graph is not necessarily indicative of future stock price performance.





                               [PERFORMANCE GRAPH]





                                          12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
                                          --------    --------    --------    --------    --------    --------
InnerDyne, Inc. Common Stock               100.00       73.33       86.67       71.67       36.67       93.33
MG Medical Instruments/Supplies Index      100.00      163.52      174.29      198.56      257.50      244.79

Nasdaq Market Index                        100.00      129.71      161.18      197.16      278.08      490.46

                       COMPENSATION OF EXECUTIVE OFFICERS

            The following table sets forth the compensation paid by the Company for each of the three years ended December 31, 1999, 1998 and 1997, to the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for 1999. The Company had only three executive officers other than the Chief Executive Officer in 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                                   Long Term
                                                       Annual Compensation                       Compensation
                                     --------------------------------------------------------  ------------------
                                                                                                  Securities          All Other
                                                                               Other Annual       Underlying         Compensation
     Name and Principal Position       Year     Salary ($)    Bonus ($)(1)   Compensation ($)     Options (#)           ($)(2)
    -------------------------------  --------  -------------  -------------  ----------------  ------------------  --------------
    William G. Mavity(3)               1999     $298,000         $63,325           $7,200            150,000              $264
       President and Chief             1998      278,674          60,000            7,478            100,000                24
       Executive Officer               1997      250,673          55,000            7,200            100,000                46

    Robert A. Stern(4)                 1999      161,385          17,500                0             20,000               217
       Vice President and Chief        1998      160,385          15,200                0             55,000                24
       Financial Officer               1997      148,385               0                0             25,000                46

    Daniel J. Genter(5)                1999      181,038          56,200            6,642             30,000               243
       Senior Vice President of        1998      179,246          41,200            6,897             60,000                24
       Sales and Marketing             1997      165,262          43,758            6,642             45,000                46

    Michael J. Orth(6)                 1999      159,615               0                0             20,000               217
       Vice President of Research      1998      151,071          13,500                0             50,000                24
       and Development                 1997      129,306               0                0            100,000                46


(1) 1999 bonuses were paid in 2000 to executive officers based upon performance in 1999. 1998 bonuses were paid in 1999 based upon performance in 1998. 1997 bonuses were paid in 1998 based upon performance in 1997.

(2) Reflects the cost of insurance premiums paid by the Company for term life insurance under the Company's group life insurance employee benefit.

(3) Mr. Mavity has a severance arrangement with the Company pursuant to which he is entitled to the equivalent of one year's salary in the event his employment is terminated without cause. He also has a "change of control" arrangement with the Company. See "Employment Agreements." Other Annual Compensation for 1997, 1998 and 1999 consists of an automobile allowance provided to Mr. Mavity.

(4) Mr. Stern commenced employment with the Company in January 1996. Mr. Stern resigned from the Company in March 2000. Prior to his resignation, Mr. Stern had a severance arrangement with the Company pursuant to which he was entitled to the equivalent of six months' salary in the event his employment was terminated without cause. He also had a "change of control" arrangement with the Company. See "Employment Agreements."

(5) Mr. Genter commenced employment with the Company in April 1996. Mr. Genter has a severance arrangement with the Company pursuant to which he is entitled to the equivalent of six months' salary in the event his employment is terminated without cause. He also has a "change of control" arrangement with the Company. See "Employment Agreements." Other Annual Compensation for 1997, 1998 and 1999 consists of an automobile allowance and auto insurance provided to Mr. Genter.

(6) Mr. Orth resigned from the Company in January 2000. Prior to his resignation, Mr. Orth had a "change of control" arrangement with the Company. See "Employment Agreements."

                       STOCK OPTION GRANTS IN FISCAL 1999

            The following table sets forth information for the executive officers named in the Summary Compensation Table with respect to grants of options to purchase Common Stock of the Company made in 1999 and the value of all options held by such executive officers on December 31, 1999.

                                                                     INDIVIDUAL GRANTS
                                  -----------------------------------------------------------------------------------------------
                                     NUMBER OF       PERCENT OF
                                     SECURITIES    TOTAL OPTIONS                                     POTENTIAL RELIABLE VALUE AT
                                     UNDERLYING      GRANTED TO       EXERCISE                         ASSUMED ANNUAL RATES OF
                                  OPTIONS GRANTED   EMPLOYEES IN       PRICE            EXPIRATION   STOCK PRICE APPRECIATION FOR
                  NAME                (SHARES)      FISCAL YEAR (1)   ($ PER SHARE)        DATE             OPTION TERM (2)
                                                                                                     ----------------------------
                                                                                                      5% ($)        10% ($)
       --------------------------------------------------------------------------------------------------------------------------
       William G. Mavity.........    150,000          23.4%             $2.875           9/14/09     $702,461     $1,118,551
       Robert A. Stern...........     20,000           3.1%              1.875            6/8/09       61,084         97,265
       Daniel J. Genter..........     30,000           4.7%              1.875            6/8/09       91,625        145,898
       Michael J. Orth...........     20,000           3.1%              1.875            6/8/09       61,084         97,265


(1) The Company granted options to employees to purchase an aggregate of 641,900 shares of Common Stock during 1999.

(2) Potential realizable values are reported net of the option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual realized gains, if any, on stock option exercises are dependent on future performance of the Company's Common Stock, as well as the optionee's continued employment through the vesting period.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

            The following table sets forth information for the executive officers named in the Summary Compensation Table with respect to exercises in 1999 of options to purchase Common Stock of the Company.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                SHARES                             OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS
                             ACQUIRED ON    VALUE REALIZED           YEAR-END (#)             AT FISCAL YEAR-END ($)
           NAME              EXERCISE (#)        ($)(1)       (EXERCISABLE/UNEXERCISABLE)  (EXERCISABLE/UNEXERCISABLE)(1)
           ----              ------------   ---------------   --------------------------   ------------------------------
William G. Mavity........        0                0                765,113/220,303              $1,599,763/$274,194
Robert A. Stern..........        0                0                179,297/64,453               $450,587/$145,663
Daniel J. Genter.........        0                0                221,644/70,856               $558,798/$153,734
Michael J. Orth .........        0                0                203,754/49,996               $513,292/$109,833


(1) Value calculated by determining the difference between the fair market value of underlying securities at exercise date (for value realized) or year-end (for value at year-end), and the exercise price. The closing price of the Company's Common Stock on December 31, 1999 was $3.50 per share.

                              EMPLOYMENT AGREEMENTS

            William G. Mavity and Daniel E. Genter, officers of the Company, have employment agreements with the Company pursuant to which they are entitled to the equivalent of one year's and six months' salary, respectively, in the event of termination of employment without cause. Prior to his resignation in March 2000, Robert A. Stern, an officer of the Company, had an employment agreement with the Company pursuant to which he was entitled to the equivalent of six months' salary in the event of termination of employment without cause.

            The Company has adopted certain "change of control" arrangements with William G. Mavity, and Daniel J. Genter pursuant to which all options granted to such executive officers to purchase the Company's Common Stock shall immediately vest in the event that such officer's employment is involuntary terminated without cause within a specified period of time following a change of control. Mr. Mavity's change of control agreement terminates upon the earlier of
(i) the date that all obligations of the parties under the agreement have been satisfied or (ii) two years after a change of control. Mr. Genter's change of control agreement terminates upon the earlier of (i) the date that all obligations of the parties under the agreements have been satisfied or (ii) one year after a change of control. Events constituting a change of control include
(i) any person acquiring 50% or more of the total voting power represented by the Company's then outstanding voting securities without the approval of the Board, (ii) any merger, sale of assets or liquidation of the Company in which the Company's outstanding voting securities prior to the transaction cease to represent at least 50% of the total voting power represented by the voting securities of the Company or of the surviving entity after the transaction or
(iii) replacing a majority of the Board of Directors. Prior to their respective resignations in January and March 2000, Michael J. Orth and Robert A. Stern had "change of control" arrangements with the Company substantially identical to the arrangements of Daniel J. Genter described above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Medical Contracts Associates ("MCA"), an entity of which Edward W. Benecke is President, has been retained by the Company to assist in the procurement and servicing of contracts with group purchasing organizations. Under this arrangement, the Company pays MCA $10,000 per contract (as may be adjusted under certain circumstances) for certain contracts entered into with the assistance of MCA. Under the arrangement, the Company paid MCA an aggregate of $13,333 in 1999. As of December 31, 1999, the Company owed no money to MCA. See "Proposal No. 1: Election of Directors -- Compensation of Directors."

            Mr. Curtis has a consulting agreement with the Company which was inactive during 1996, 1997, 1998 and 1999 and has remained so to date in 2000. The Company did not pay any consulting fees to Mr. Curtis in 1999. See "Proposal No. 1: Election of Directors -- Compensation of Directors."

            See "Compensation of Executive Officers - Employment Agreements" for a description of certain severance and change of control arrangements between the Company and William G. Mavity and Daniel J. Genter, officers of the Company.

            The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

            The Company has entered into indemnification agreements with each of its directors and executive officers which may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' liability insurance if available on reasonable terms.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "SEC"). Specific filing deadlines for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 1999. To the best of the Company's knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on its review of copies of such reports received by the Company and on written representations of its directors and executive officers and any ten percent holders that no other reports were required.

                                  OTHER MATTERS

            The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Alan Talkington
                                      __________________________________________
                                      Alan Talkington
                                      Secretary

Dated:  May 19, 2000

                                                                      APPENDIX A
                                 INNERDYNE, INC.

                            1996 STOCK OPTION PLAN*

                  (as amended and restated as of June 20, 2020)


        1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

            Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

        2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b) "Affiliate" shall mean an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

            (c) "Applicable Laws" shall have the meaning set forth in Section 4(a) below.

            (d) "Board" shall mean the Board of Directors of the Company.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

            (g) "Common Stock" shall mean the Common Stock of the Company.

            (h) "Company" shall mean Innerdyne, Inc., a Delaware corporation.

            (i) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

            (j) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as

-------------
* The Company intends to register the additional shares contemplated to be issued pursuant to this amended 1996 Stock Option Plan on Form S-8 promptly after, and subject to, approval of the amended plan by the Company's stockholders.

an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

            (k) "Director" shall mean a member of the Board.

            (l) "Employee" shall mean any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

            (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the last market trading day prior to the date of determination (if for a given day no sales were reported, the average of the closing bid and asked prices on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

            (p) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

            (q) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

            (r) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (s) "Option" shall mean a stock option granted pursuant to the Plan.

            (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

            (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (w) "Plan" shall mean this 1996 Stock Option Plan.

            (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

            (y) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (z) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 3,500,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

        4. Administration of the Plan.

            (a) Composition of Administrator.

                (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

                (ii) Administration with respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

                (iii) Administration with respect to Other Persons. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. The Board or the Committee may designate one or more of its members, the Non-Insider Option Committee, to grant options to eligible employees pursuant to a set of guidelines approved by the Board or the Committee.

                (iv) General. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

            (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

                (iii) to determine whether and to what extent Options are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                (v) to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

            (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

        5. Eligibility.

            (a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

            (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

        7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or

Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 800,000.

        9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                (i) In the case of an Incentive Stock Option

                    (1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                    (2) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option

                    (1) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

                    (2) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

            (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) a combination any of the foregoing methods of payment, (8) a combination of any of the foregoing methods of payment at least equal in value to the stated capital represented by the Shares to be issued, plus a promissory note for the balance of the exercise price, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or twelve (12) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee:

                (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

                (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

            (e) Extension of Exercise Period. Notwithstanding the limitations set forth in Sections 10(b), (c) and (d) above, the Administrator has full power and authority to extend the period of time for which any Option granted under the Plan is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the limited period set forth in the written option agreement to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

            (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

        12. Taxes.

            (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

            (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

            (c) This Section 12 (c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

            (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise.

            (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12 (c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12
(d) above must be made on or prior to the applicable Tax Date.

            (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

        13. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

        14. Adjustments Upon Changes in Capitalization; Corporate Transactions.

            (a) Adjustment. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

        15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        16. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 20 of the
Plan:

                (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

                (ii) any change in the designation of the class of persons eligible to be granted Options;

                (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require stockholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

                (iv) any revision or amendment requiring stockholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

            (b) Stockholder Approval. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 20 of the Plan.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        20. Stockholder Approval.

            (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

            (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

                                                                      APPENDIX B

                                 INNERDYNE, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN*

                  (as amended and restated as of June 20, 2000)


        The following constitute the provisions of the 2000 Employee Stock Purchase Plan of InnerDyne, Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2. Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean InnerDyne, Inc., a Delaware corporation.

            (e) "Compensation" shall mean all base straight time gross earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

            (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

            (h) "Enrollment Date" shall mean the first day of each Offering Period.

------------
* The Company intends to register the additional shares contemplated to be issued pursuant to this 2000 Employee Stock Purchase Plan on Form S-8 promptly after, and subject to, approval of the plan by the Company's stockholders.

            (i) "Exercise Date" shall mean the last day of each Offering Period.

            (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                (ii) If the Common Stock is quoted on the Nasdaq system (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after May 1 of each year and terminating on the last Trading Day in the period ending the following October, or commencing on the first Trading Day on or after November 1 of each year and terminating on the last Trading Day in the period ending the following April, during which an option granted pursuant to the Plan may be exercised.

            (l) "Plan" shall mean this 2000 Employee Stock Purchase Plan.

            (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

            (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

            (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            (p) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (Nasdaq) System are open for trading.

        3. Eligibility.

            (a) Any Employee (as defined in Section 2(g)) employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

            (b) Payroll deductions for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6. Payroll Deductions.

            (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

            (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

            (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

            (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's life-time, a participant's option to purchase shares hereunder is exercisable only by the participant.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10. Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and such participant's option will be automatically terminated.

            (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        12. Stock.

            (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 800,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

            (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        13. Administration.

            (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                (i) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                (ii) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

            (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

        14. Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares or cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18. Adjustments Upon Changes in Capitalization.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

            (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

        The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

        19. Amendment or Termination.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

            (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) finds, in its sole discretion, advisable and consistent with the Plan.

        20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, with-out limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 19 hereof.

        23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                    EXHIBIT A

                                 INNERDYNE, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


________  Original Application                 Enrollment Date: ________________
________  Change in Payroll Deduction Rate
________  Change of Beneficiary(ies)

1.      __________________________________________________ hereby elects to participate in the InnerDyne, Inc. 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ___% of my Compensation on each payday during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "InnerDyne, Inc. 2000 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
        ________________________________________________________________________
        ________________________________________________________________________

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for federal. state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period in which the shares were purchased. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

Name (please print): ___________________________________________________________
                          (First)        (Middle)         (Last)

________________________________________________________________________________
                 (Relationship)
                                ________________________________________________
                                                   (Address)

Name (please print): ___________________________________________________________
                          (First)        (Middle)         (Last)

________________________________________________________________________________
                 (Relationship)
                                ________________________________________________
                                                   (Address)

Employee's Social Security Number: _____________________________________________
                                   _____________________________________________
Employee's Address:                _____________________________________________
                                   _____________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ___________________________     _________________________________________
                                                 Signature of Employee

                                       _________________________________________
                                                   Spouse's Signature
                                           (If beneficiary other than spouse)

                                    EXHIBIT B

                                 INNERDYNE, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


        The undersigned participant in the Offering Period of the InnerDyne, Inc. 2000 Employee Stock Purchase Plan which began on ____________, 20___ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. The undersigned hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                            Name and Address of Participant

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                                            Signature

                                            ____________________________________


                                            Date: ______________________________

                                                                      APPENDIX C
                                 INNERDYNE, INC.

                       2000 DIRECTORS' STOCK OPTION PLAN*

                  (as amended and restated as of June 20, 2000)


        1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available individuals for service as Directors of the Company, to pro-vide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be "nonstatutory stock options."

        2. Definitions. As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean Innerdyne, Inc., a Delaware corporation.

            (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

            (f) "Director" shall mean a member of the Board.

            (g) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Option" shall mean a stock option granted pursuant to the Plan.

            (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (k) "Optionee" shall mean an Outside Director who receives an Option.

            (l) "Outside Director" shall mean a Director who is not an Employee.

------------
* The Company intends to register the additional shares contemplated to be issued pursuant to this 2000 Directors' Stock Option Plan on Form S-8 promptly after, and subject to, approval of the plan by the Company's stockholders.

            (m) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (n) "Plan" shall mean this 2000 Directors' Stock Option Plan.

            (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (p) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

        4. Administration of and Grants of Options under the Plan.

            (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

            (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                (ii) Each Outside Director shall automatically receive, on the date of each Annual Meeting of Stockholders at which such Director is elected, an Option to purchase 10,000 Shares of the Company's Common Stock, such Option to become exercisable on the date one (1) year subsequent to the date of grant. If an Outside Director is appointed to the Board to fill a vacancy after the date of the Annual Meeting of Stockholders (hereafter referred to as the "Prior Meeting"), such Director shall automatically receive on the date of such appointment an Option to purchase the number of Shares of the Company's Common Stock calculated by multiplying 10,000 times a fraction, the numerator of which is the difference between the number twelve and the number of full months since the Prior Meeting and the denominator of which is twelve. Such Option will become exercisable on the later of one year from the date of the Prior Meeting or six months from the date of grant, as required under subparagraph (iii) (D) below.

                (iii) The terms of an Option granted hereunder shall be as follows:

                    (1) the term of the Option shall be five (5) years.

                    (2) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                    (3) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option.

                    (4) To the extent necessary to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), no Option will be exercisable until a date more than six months subsequent to the date of the grant of that Option.

            (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 7(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

        6. Term of Plan. The Plan shall become effective upon the earlier of (i) its adoption by the Board or (ii) its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

        7. Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

            (b) Fair Market Value. The fair market value ("Fair Market Value") of a Share shall be determined by the Board in its discretion; provided however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

            (c) Form of Consideration. Subject to compliance with applicable provisions of Section 16(b) of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (X) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (Y) have a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vii) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (viii) any combination of the foregoing methods of payment or (ix) such other consideration and method of payment for the issuance of Shares as may be permitted under applicable laws. In making its determination as to the type of consideration to accept, the Board shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company (Section 153 of the Delaware General Corporation Law).

        8. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not-withstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within seven (7) months after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding the provisions of
Section 8(b) above, in the event an Optionee is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code) he may, but only within seven (7) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. Notwithstanding the provisions of Section 8(b) above, in the event of the death of an Optionee:

                (i) during the term of the Option who is at the time of his death a Director of the Company and who has been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death; or

                (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within seven (7) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10. Adjustments Upon Changes in Capitalization, Dissolution or Merger.

            (a) In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

            (b) In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of related transactions in which 100% of the then outstanding voting stock is sold or otherwise transferred, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the written agreement governing such Option, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Board shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options.

        11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        12. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

            Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. Stockholder Approval.

            (a) The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months of its adoption by the Board. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

            (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

        17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 INNERDYNE, INC.

                       2000 ANNUAL MEETING OF STOCKHOLDERS


            The undersigned stockholder of InnerDyne, Inc., a Delaware corporation ("InnerDyne"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 19, 2000, and hereby appoints William G. Mavity and Daniel J. Genter, and each of them, with full power of substitution, as proxies, and authorizes them to represent and to vote, as designated on the reverse, all the stock of InnerDyne that the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of INNERDYNE, INC. to be held on June 20, 2000, and at any postponement or adjournment thereof, as follows:

            If no direction is made, this proxy will be voted FOR each of the proposals being presented to stockholders at the annual meeting. If this proxy is executed in such manner as not to withhold authority to vote for the election of any nominee to the Board of Directors, it shall be deemed to grant such authority.

            TO VOTE BY MAIL

            Please date, sign and mail your proxy card in the envelope provided as soon as possible.

            TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

            Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

            TO VOTE BY INTERNET

            Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.


            YOUR CONTROL NUMBER IS -

     Please mark your
     votes as in this
[ ]  example

                                  FOR all nominees          WITHHOLD authority       Nominee:  Edward W. Benecke
                                  listed at right             to vote for all                  Robert M. Curtis
                               (except as indicated)     nominees listed at right              John A. Hinds
                                                                                               William G. Mavity
                                        [ ]                           [ ]                      Steven N. Weiss
1.   Election of
     directors

If you wish to withhold authority to vote for any individual nominee, write that nominee's name on the line below.
--------------------------------------------------------------------------------
                                                                                 FOR             AGAINST          ABSTAIN
2.   PROPOSAL TO AUTHORIZE AN AMENDMENT TO THE COMPANY'S 1996 STOCK              [ ]               [ ]               [ ]
     OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
     RESERVED FOR ISSUANCE THEREUNDER BY 1,500,000 SHARES TO AN
     AGGREGATE OF 3,500,000 SHARES.

3.   PROPOSAL TO AUTHORIZE (A) AN AMENDMENT TO THE COMPANY'S 1991                [ ]               [ ]               [ ]
     EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF
     COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 250,000 SHARES TO
     AN AGGREGATE OF 800,000 SHARES AND (B) AS AMENDED, THE RESTATEMENT
     OF SUCH PLAN AS THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

4.   PROPOSAL TO AUTHORIZE (A) AN AMENDMENT TO THE COMPANY'S 1991                [ ]               [ ]               [ ]
     DIRECTORS' STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF
     COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES TO
     AN AGGREGATE OF 400,000 SHARES AND (B) AS AMENDED, THE RESTATEMENT
     OF SUCH PLAN AS THE 2000 DIRECTORS' STOCK OPTION PLAN.

5.   PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT          [ ]               [ ]               [ ]
     AUDITORS OF INNERDYNE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


and in their discretion, the proxies are authorized to vote on such other matter or matters as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

SIGNATURE ______________  SIGNATURE _______________  DATED: _____________, 2000

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                       2